                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 12, 2004
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                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                 333-108551               75-2533468
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(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
         Incorporation)             File Number)         Identification No.)

214 North Tryon Street, Charlotte, North Carolina                28255
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code          (704) 386-2400
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                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01      (c).  Exhibits

       (c)     Exhibits (executed copies): The following execution copies of
               Exhibits to the Form S-3 Registration Statement of the Registrant
               are hereby filed:

               1.1   Underwriting Agreement, dated as of October 25, 2004 by and among Asset Backed Funding Corporation, Banc of America
                     Securities LLC, SunTrust Capital Markets, Inc. and Bear,
                     Stearns & Co. Inc.

               4.1   Pooling and Servicing Agreement, dated as of October 1,
                     2004, by and among Asset Backed Funding Corporation, Centex
                     Home Equity Company, LLC and JPMorgan Chase Bank (including exhibits).

                            Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ASSET BACKED FUNDING
                                CORPORATION

                                By: /s/ Bruce W. Good
                                    --------------------------------------

                                Name: Bruce W. Good

                                Title:   Vice President

Date:  November 12, 2004

                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.  Exhibit Description                                Paper (P) or
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                                                                Electronic (E)
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 1.1         Underwriting Agreement, dated as of October              E
             25, 2004 by and among Asset Backed Funding
             Corporation, Banc of America Securities LLC,
             SunTrust Capital Markets, Inc. and Bear,
             Stearns & Co. Inc.

4.1          Pooling and Servicing Agreement, dated as of             E
             October 1, 2004, by and among Asset Backed
             Funding Corporation, Centex Home Equity
             Company, LLC and JPMorgan Chase Bank
             (including exhibits).